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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the AMETEK 401(K) Plan for Acquired Businesses (the "Plan") on Form 11-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John J. Molinelli, Member, Administrative Committee, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) The Report fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) The information contained in the Report fairly presents, in all material respects, the assets available for benefits and changes in assets available for benefits of the Plan.

/s/ John J. Molinelli
-------------------------
John J. Molinelli, Member
Administrative Committee

Date: June 18, 2003


A signed original of this written statement required by Section 906 has been provided to AMETEK, Inc., the Plan Sponsor, and will be retained by AMETEK, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.